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                                                                  EXHIBIT 10.9.4

[LOGO OF IMPERIAL BANK]



Date: July 13, 2000

Mr. Mike Grajeda
Vice President and CFO
ClearCommerce Corporation
11500 Metric Blvd., Suite 300
Austin, Texas 78758

Re:  LOAN EXTENSION
     Borrower Name: ClearCommerce Corporation
     Loan Number/Note Number: 721000065/006

Dear Borrower:

Imperial Bank has approved an extension of the above-referenced credit facility to September 18, 2000 from its current maturity as evidenced by that certain note/agreement dated July 20, 1999 as may be or have been modified from time to time.

Except as modified and extended hereby, the existing loan documentation as amended concerning your obligation remains in full force and effect.

Very truly yours,

/s/ David McLaughlin

David McLaughlin
Assistant Vice President

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Acknowledged and accepted on ________________.


By: __________________________              By: __________________________


By: __________________________              By: __________________________

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